PROPERTY AND EQUIPMENT NET (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Total property and equipment	$ 347,369	$ 335,420
Less: accumulated depreciation	(311,985)	(286,272)
Property and equipment, net	35,384	49,148
Office Equipment And Furniture [Member]
Total property and equipment	9,581	8,128
Electronic equipment [Member]
Total property and equipment	98,937	94,335
Transportation vehicles [Member]
Total property and equipment	$ 238,851	$ 232,957